SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                         March 15, 2003
                       -------------------
                  Commission File Number 1-5324
                             ------


                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)


               MASSACHUSETTS           04-2147929
               -------------           ----------

  (State or other jurisdiction of    (I.R.S. Employer
   incorporation or organization)    Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
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(Address of principal executive offices)              (Zip Code)


                         (413) 785-5871
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      (Registrant's telephone number, including area code)


                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)


Item 9.  Other Events and Regulation FD Disclosure

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD. The material consists of a News Release of Northeast Utilities, dated March 15, 2003, entitled, "Federal Court grants NU partial summary judgment in merger breakup with Consolidated Edison."

    Note: The text of the full decision concerning the summary judgment may be found at NU's website at http://www.nu.com/investors/default.asp.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTHEAST UTILITIES
                              (registrant)


                              By: /s/  Randy A. Shoop
`                                 Name:  Randy A. Shoop
                                  Title: Assistant Treasurer - Finance

Date: March 17, 2003